UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 5, 2008

Target Corporation

(Exact name of registrant as specified in its charter)

Minnesota	1-6049	41-0215170
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1000 Nicollet Mall, Minneapolis, Minnesota 55403

(Address of principal executive offices, including zip code)

(612) 304-6073

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01               Entry into a Material Definitive Agreement

Item 2.03               Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet
Arrangement of a Registrant.

On May 5, 2008, Target Corporation (“Target”) and Target Receivables Corporation (“TRC”), a wholly owned subsidiary of Target, entered into a Note Purchase Agreement (the “Note Purchase Agreement”) with Chase Bank USA National Association  (“Chase”) and BOTAC, Inc. (“Note Purchaser”), a wholly owned subsidiary of Chase, to

sell an undivided interest in Target’s credit card receivables to Note Purchaser.   Upon the terms and subject to the conditions set forth in the Note Purchase Agreement, TRC agreed to sell to Note Purchaser a $3,825,000,000 Floating Rate Asset-Backed Note (the “Note”) to be issued by Target Credit Card Owner Trust 2008-1 for a purchase price of $3,557,250,000.  The Note will be backed by credit card receivables held in the Target Credit Card Master Trust.

At the closing of the transaction, TRC and Target National Bank will enter into a Series 2008-1 Supplement (“Series 2008-1 Supplement”) with Wells Fargo Bank, National Association, as trustee, creating a new series of certificates under the Amended and Restated Pooling and Servicing Agreement dated as of April 28, 2000, as amended, by and among TRC, Target National Bank and Wells Fargo Bank, National Association.  These certificates will be deposited by TRC in Target Credit Card Owner Trust 2008-1 and pledged to Wells Fargo Bank, National Association, as indenture trustee, to secure the Note pursuant to an Indenture (the “Indenture”).  The material terms of the Note Purchase Agreement, Series 2008-1 Supplement and Indenture are described in Target’s News Release relating to this matter, a copy of which is attached hereto as Exhibit (99) and incorporated herein by reference.  The Amended and Restated Pooling and Servicing Agreement, the Note Purchase Agreement and Series 2008-1 Supplement provide for customary early amortization events for breaches of specific covenants or representations, however there is no portfolio yield-based early amortization event.   The Note Purchase Agreement, Indenture, Series 2008-1 Supplement and Amended and Restated Pooling and Servicing Agreement will be filed as exhibits to Target’s Quarterly Report on Form 10-Q for the quarter ended August 2, 2008.

JPMorgan Chase Bank, N.A. and certain of its affiliates have performed and may in the future perform various commercial banking and investment banking services for Target, is a participating bank in Target’s Five-Year Credit Agreement dated as of April 12, 2007, and also serves as administrative agent and managing agent of asset-backed commercial paper conduits that hold Variable Funding Certificates issued by the Target Credit Card Master Trust.

Item 9.01       Financial Statements and Exhibits.

(d)                                 Exhibits

(99). News Release dated May 5, 2008 relating to credit card receivables.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TARGET CORPORATION

Date: May 5, 2008	/s/ Douglas A. Scovanner
Douglas A. Scovanner
Executive Vice President and Chief Financial Officer